UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 14, 2008
MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation)
1-14094
(Commission File Number)

26255 American Drive
Southfield, Michigan	48034
(Address of Principal	(Zip Code)
Executive Offices)
(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
On July 14, 2008, Meadowbrook Insurance Group, Inc., a Michigan corporation (“Meadowbrook”), and ProCentury Corporation, an Ohio corporation (“ProCentury”), issued a joint press release announcing that, at their respective special meetings of shareholders held on July 14, 2008, their respective shareholders approved and adopted the Agreement and Plan of Merger dated as of February 20, 2008, (as amended) between Meadowbrook, MBKPC Corp., and ProCentury.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
a.	None.
b.	None.
c.	None.
d.	Exhibits
99.1	Press Release, dated July 14, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2008	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)
	By:	/s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, dated July 14, 2008.